UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 22, 2010

TIBCO Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices, including zip code)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Amendment and Restatement of 2008 Equity Incentive Plan

On April 22, 2010, at the 2010 Annual Meeting of Stockholders of TIBCO Software Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Company’s 2008 Equity Incentive Plan (the “2008 Plan”), which the Company’s Board of Directors had previously approved, subject to such stockholder approval. The Company’s executive officers are permitted to participate in the 2008 Plan.

The amendment and restatement amends the Company’s prior 2008 Plan to (i) increase the number of shares of common stock reserved for issuance thereunder by 7,500,000 shares and (ii) replace the restriction in the 2008 Plan which limited the number of restricted stock, restricted stock units or other-stock based awards to fifty percent (50%) of the plan’s available share reserve with a flexible share counting mechanism described in our proxy statement for the 2010 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 9, 2010 (the “Proxy Statement”).

A summary of the 2008 Equity Incentive Plan (February 26, 2010 Restatement) is set forth in the Company’s Proxy Statement. That summary and the above description of the 2008 Equity Incentive Plan (February 26, 2010 Restatement) do not purport to be complete, and are qualified in their entirety by reference to such amended and restated plan, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On April 22, 2010, the following matters were voted upon, and approved by, the Company’s stockholders at the Company’s Annual Meeting of Stockholders:

(1)	The election of six members to the Board of Directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified;

(2)	The approval of the amendment and restatement of the Company’s 2008 Equity Incentive Plan; and

(3)	The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending November 30, 2010.

The following is a summary of the voting results for each matter presented to the stockholders:

Proposal I – Election of Directors

	Total Vote For Each Director	Total Vote Withheld From Each Director	Broker Non-Votes
Vivek Y. Ranadivé	128,622,070	3,374,943	14,982,659
Nanci E. Caldwell	120,133,530	11,863,483	14,982,659
Eric C.W. Dunn	128,675,461	3,321,552	14,982,659
Narendra K. Gupta	129,863,462	2,133,551	14,982,659
Peter J. Job	121,857,114	10,139,899	14,982,659
Philip K. Wood	120,527,584	11,469,429	14,982,659

Proposal II – Approval of the Amendment and Restatement to the Company’s 2008 Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
76,653,863	55,088,523	254,627	14,982,659

Proposal III – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Auditor for the Fiscal Year Ending November 30, 2010

For	Against	Abstain	Broker Non-Votes
139,765,589	6,954,516	259,567	0

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	2008 Equity Incentive Plan (February 26, 2010 Restatement) (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2010, filed with the SEC on April 9, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO Software Inc.

By:	/s/ Sydney L. Carey
Sydney L. Carey Executive Vice President, Chief Financial Officer

Date: April 23, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1	2008 Equity Incentive Plan (February 26, 2010 Restatement) (Incorporated by reference to Exhibit 10.1 filed with the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2010, filed with the SEC on April 9, 2010).